UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 18, 2020

Date of Report (Date of earliest event reported)

Rocky Mountain Industrials, Inc.

(formerly RMR Industrials, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185046	46-0750094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 DTC Blvd., Suite 130

Denver, CO 80237

 (Address of Principal Executive Offices)

(720) 614-5213

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Appointment of Certain Officers.

Effective February 17, 2020, the Company appointed William Matthew (“Matt”) Brown as Chief Financial Officer. Mr Brown is responsible for the day-to-day accounting and financing of the Company. Prior to joining the Company, he served from 2016 to 2017 as the Executive Vice President and Chief Financial Officer, and from 2015 to 2016 as the Chief Financial Officer, of Forterra, Inc., a publicly-traded manufacturer of water and drainage pipe and products. From 2012 to 2015, Mr. Brown served as the Senior Vice President and Chief Financial Officer of U.S. Concrete, Inc., a publicly-traded producer of ready-mixed concrete and aggregate products. From 2007 to 2012, he served as the Treasurer and Executive Assistant to the Chief Executive Officer, and from 2005 to 2007 as the Treasurer, of Drummond Company, Inc., an international coal producer. From 1999 to 2005, Mr. Brown served in the investment banking department of Citigroup Global Markets Inc., including as a Vice President in the basic industries coverage group. From 1988 to 1997, he served in the United States Navy as a SEAL Officer. Mr. Brown holds a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Science degree in Mechanical Engineering from the United States Naval Academy. Effective February 17, 2020, Mr. Brown replaced Simon Dexter as the Principal Financial Officer and Principal Accounting Officer of the Company. Mr. Brown’s compensation comprises of an annual base salary of $300,000, a discretionary bonus potential of up to 100% of his annual base compensation, granting of $4,500,000 in shares that vest over 6 years with 40% vesting after three years of service with the Company and the remaining 60% vesting on a prorated basis on the fourth, fifth and sixth anniversary of Mr. Brown’s commencement with the Company.

ITEM 9.01. Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2020	By: /s/ Gregory M. Dangler
Gregory M. Dangler
Chief Executive Officer
(Principal Executive Officer)